SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)         January 29, 2001
                                                      ------------------------

                          Community Capital Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

           South Carolina                                0-18460                     57-0866395
           --------------                                -------                     ----------
(State or Other Jurisdiction of Incorporation)  (Commission File Number)     (I.R.S. Employer Identification)

               1402-C Highway 72, Greenwood, South Carolina 29649
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          (Address, Including Zip Code of Principal Executive Offices)

                                 (864) 941-8200
                            -----------------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
                           ---------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         On January 29, 2001, CapitalBank, a wholly-owned bank of Community Capital Corporation, announced the signing of a definitive agreement with Enterprise Bank of South Carolina ("Enterprise Bank") concerning the acquisition by Enterprise Bank of CapitalBank's five branch offices located in Barnwell, Blackville, Williston, Springfield and Salley, South Carolina. The transaction is expected to close in the second quarter of 2001, pending regulatory approval and satisfaction of other conditions of closing. A copy of the News Release is attached hereto as Exhibit 99.1 (page 3 of 3).

Item 7.  Financial Statements and Exhibits.

         (a) - (b)         Not applicable.

         (c)  Exhibits.

         Exhibit 99.1 - Press Release of Registrant dated January 29, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          COMMUNITY CAPITAL CORPORATION



Date: January 30, 2001         By: /S/ R. WESLEY BREWER
                                 ----------------------------
                                 R. Wesley Brewer
                                 Senior Vice President & Chief Financial Officer

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